Exhibit 99.2

Correction of Errors in Previously Reported Consolidated Quarterly Financial Statements (Unaudited)
As previously disclosed in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024, in calculating our income taxes for the three and nine months ended September 30, 2024, we identified errors in our previously issued financial statements for the years ended December 31, 2023 and December 31, 2022 related to the measurement of income tax expense for certain foreign subsidiaries statutory earnings. These errors were non-cash items that had no impact to our cash paid for income taxes.
We assessed the materiality of these errors, using both quantitative and qualitative factors, in accordance with the SEC Staff Accounting Bulletin (“SAB”) No. 99 “Materiality” and SAB 108 “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” codified in ASC 250 “Accounting Changes and Error Corrections” and concluded these errors (including when aggregated with other errors discussed below) were immaterial to all of the previously issued consolidated financial statements but, if corrected in the current year, would be material to the current year. Under ASC 250, such prior‑year misstatements which, if corrected in the current year would be material to the current year, must be corrected by adjusting the prior‑year financial statements. Correcting prior‑year financial statements for such immaterial errors does not require previously filed reports to be amended.
In addition to the errors related to the income tax provision as noted above, we recorded other errors to correct prior periods as presented below. These errors were not previously recorded, as we concluded that they were immaterial individually and in aggregate to our previously issued consolidated financial statements.
The effects of the error corrections on our unaudited consolidated statements of operations during the interim periods for the years ended December 31, 2024 and December 31, 2023 are presented in the tables below.
The following table presents our consolidated statements of operations for the three months ended December 31, 2024, September 30, 2024 and June 30, 2024:

	Three Months Ended December 31, 2024	Three Months Ended September 30, 2024	Three Months Ended June 30, 2024
	As Reported	As Reported	As Reported
	(unaudited, in thousands except per share data)
Revenue	$5,681,593	$7,651,087	$6,023,416
Operating income (loss)	(239,444)	639,525	465,819
Net income	281,918	515,683	376,228
Net income attributable to noncontrolling interests	80,931	63,878	78,258
Net income attributable to common stockholders of Live Nation	200,987	451,805	297,970
Basic net income per common share available to common stockholders of Live Nation	0.56	1.72	1.05
Diluted net income per common share available to common stockholders of Live Nation	0.56	1.66	1.03
AOI	157,329	909,831	716,231

The following table presents the impact of correcting the errors on the affected line items of our consolidated statements of operations for the three months ended March 31, 2024:

	Three Months Ended March 31, 2024
	As Reported	Adjustments	As Revised
	(unaudited, in thousands except per share data)
Direct operating expenses	$2,646,457	$4,883	$2,651,340
Operating loss	(36,507)	(4,883)	(41,390)
Income (loss) before income taxes	3,197	(4,883)	(1,686)
Income tax expense	35,414	5,605	41,019
Net loss	(32,217)	(10,488)	(42,705)
Net income attributable to noncontrolling interests	14,516	(2,746)	11,770
Net loss attributable to common stockholders of Live Nation	(46,733)	(7,742)	(54,475)
Basic net loss per common share available to common stockholders of Live Nation	(0.53)	(0.03)	(0.56)
Diluted net loss per common share available to common stockholders of Live Nation	(0.53)	(0.03)	(0.56)
AOI	367,390	(4,883)	362,507
The following table presents the impact of correcting the errors on the affected line items of our consolidated statements of operations for the three months ended December 31, 2023:

	Three Months Ended December 31, 2023
	As Reported	Adjustments	As Revised
	(unaudited, in thousands except per share data)
Revenue	$5,838,941	$(20,260)	$5,818,681
Direct operating expenses	4,681,184	(20,260)	4,660,924
Income tax expense	38,865	43,541	82,406
Net loss	(181,893)	(43,541)	(225,434)
Net income attributable to noncontrolling interests	28,835	(21,335)	7,500
Net loss attributable to common stockholders of Live Nation	(210,728)	(22,206)	(232,934)
Basic net loss per common share available to common stockholders of Live Nation	(1.25)	(0.09)	(1.34)
Diluted net loss per common share available to common stockholders of Live Nation	(1.25)	(0.09)	(1.34)
AOI	116,919	—	116,919

The following table presents the impact of correcting the errors on the affected line items of our consolidated statements of operations for the three months ended September 30, 2023:

	Three Months Ended September 30, 2023
	As Reported	Adjustments	As Revised
	(unaudited, in thousands except per share data)
Revenue	$8,152,019	$2,544	$8,154,563
Direct operating expenses	6,330,465	(32,582)	6,297,883
Operating income	618,532	35,126	653,658
Income before income taxes	596,555	35,126	631,681
Income tax expense	55,874	(5,605)	50,269
Net income	540,681	40,731	581,412
Net income attributable to noncontrolling interests	57,186	2,746	59,932
Net income attributable to common stockholders of Live Nation	483,495	37,985	521,480
Basic net income per common share available to common stockholders of Live Nation	1.85	0.16	2.01
Diluted net income per common share available to common stockholders of Live Nation	1.78	0.15	1.93
AOI	836,063	35,126	871,189
The following table presents the impact of correcting the errors on the affected line items of our consolidated statements of operations for the three months ended June 30, 2023:

	Three Months Ended June 30, 2023
	As Reported	Adjustments	As Revised
	(unaudited, in thousands except per share data)
Revenue	$5,630,723	$(2,209)	$5,628,514
Direct operating expenses	4,164,778	2,563	4,167,341
Operating income	386,371	(4,772)	381,599
Income before income taxes	372,985	(4,772)	368,213
Income tax expense	41,648	11,313	52,961
Net income	331,337	(16,085)	315,252
Net income attributable to noncontrolling interests	37,655	7,577	45,232
Net income attributable to common stockholders of Live Nation	293,682	(23,662)	270,020
Basic net income per common share available to common stockholders of Live Nation	1.04	(0.11)	0.93
Diluted net income per common share available to common stockholders of Live Nation	1.02	(0.10)	0.92
AOI	589,697	(4,772)	584,925

The following table presents the impact of correcting the errors on the affected line items of our consolidated statements of operations for the three months ended March 31, 2023:

	Three Months Ended March 31, 2023
	As Reported	Adjustments	As Revised
	(unaudited, in thousands except per share data)
Revenue	$3,127,390	$(2,831)	$3,124,559
Direct operating expenses	2,115,589	8,793	2,124,382
Operating income	142,776	(11,624)	131,152
Income before income taxes	68,032	(11,624)	56,408
Net income	44,192	(11,624)	32,568
Net income attributable to noncontrolling interests	47,361	(13,120)	34,241
Net loss attributable to common stockholders of Live Nation	(3,169)	1,496	(1,673)
Basic net loss per common share available to common stockholders of Live Nation	(0.25)	—	(0.25)
Diluted net loss per common share available to common stockholders of Live Nation	(0.25)	—	(0.25)
AOI	319,710	(11,624)	308,086
The following table sets forth the reconciliation of consolidated operating income to consolidated AOI for the years ended December 31, 2024, 2023 and 2022:

	2024	2023	2022
		As Revised	As Revised
	(in thousands)
Operating income (1)	$824,510	$1,084,933	$722,031
Acquisition expenses	128,513	93,664	68,078
Amortization of non-recoupable ticketing contract advance	88,717	83,693	79,043
Depreciation and amortization	549,923	516,797	449,976
Gain on sale of operating assets	(11,015)	(13,927)	(32,082)
Astroworld estimated loss contingencies	454,902	—	—
Stock-based compensation expense	110,348	115,959	110,049
Consolidated AOI (1)	$2,145,898	$1,881,119	$1,397,095
___________________

(1)
For the years ended December 31, 2023 and December 31, 2022, the revision increased our operating income and consolidated AOI by $18.7 million for 2023 and decreased our operating income and consolidated AOI by $10.1 million for 2022, respectively. See further discussion in Part II — Financial Information—Item 8.—Financial Statements and Supplementary Data—Note 2 – Correction of Errors in Previously Reported Consolidated Financial Statements.

The following table presents the impact of correcting the errors for each operating segments’ revenue and AOI for each interim period for the year ended December 31, 2024:

	Concerts	Ticketing	Sponsorship & Advertising	Other & Eliminations	Corporate	Consolidated
	(unaudited, in thousands)
Three Months Ended December 31, 2024
Revenue	$4,577,293	$841,126	$281,163	$(17,989)	$—	$5,681,593
AOI	$(213,188)	$311,236	$135,851	$(5,807)	$(70,763)	$157,329

Three Months Ended September 30, 2024
Revenue	$6,580,595	$693,704	$390,345	$(13,557)	$—	$7,651,087
AOI	$474,053	$235,704	$275,329	$(7,073)	$(68,182)	$909,831

Three Months Ended June 30, 2024
Revenue	$4,987,039	$730,677	$312,234	$(6,534)	$—	$6,023,416
AOI	$270,694	$292,533	$222,622	$(8,171)	$(61,447)	$716,231

Three Months Ended March 31, 2024
Revenue	$2,879,375	$723,178	$211,277	$(14,301)	$—	$3,799,529

AOI (As Reported)	$3,072	$284,115	$129,975	$(7,209)	$(42,563)	$367,390
AOI (Adjustments)	(4,883)	—	—	—	—	(4,883)
AOI (As Revised)	$(1,811)	$284,115	$129,975	$(7,209)	$(42,563)	$362,507

The following table presents the impact of correcting the errors for each operating segments’ revenue and AOI for each interim period for the year ended December 31, 2023:

	Concerts	Ticketing	Sponsorship & Advertising	Other & Eliminations		Corporate	Consolidated
	(unaudited, in thousands)
Three Months Ended December 31, 2023
Revenue (As Reported)	$4,874,840	$739,810	$255,418	$(31,127)		$—	$5,838,941
Revenue (Adjustments)	(20,260)	—	—	—	—	—	(20,260)
Revenue (As Revised)	$4,854,580	$739,810	$255,418	$(31,127)		$—	$5,818,681

AOI	$(184,297)	$236,119	$126,202	$(6,675)		$(54,430)	$116,919

Three Months Ended September 30, 2023
Revenue (As Reported)	$6,974,326	$832,584	$366,822	$(21,713)		$—	$8,152,019
Revenue (Adjustments)	(2,496)	5,040	—	—		—	2,544
Revenue (As Revised)	$6,971,830	$837,624	$366,822	$(21,713)		$—	$8,154,563

AOI (As Reported)	$340,904	$316,448	$250,265	$(6,818)		$(64,736)	$836,063
AOI (Adjustments)	—	35,126	—	—		—	35,126
AOI (As Revised)	$340,904	$351,574	$250,265	$(6,818)		$(64,736)	$871,189

Three Months Ended June 30, 2023
Revenue (As Reported)	$4,633,291	$709,342	$302,859	$(14,769)		$—	$5,630,723
Revenue (Adjustments)	—	(2,209)	—	—		—	(2,209)
Revenue (As Revised)	$4,633,291	$707,133	$302,859	$(14,769)		$—	$5,628,514

AOI (As Reported)	$168,058	$292,685	$203,139	$(18,142)		$(56,043)	$589,697
AOI (Adjustments)	—	(4,772)	—	—		—	(4,772)
AOI (As Revised)	$168,058	$287,913	$203,139	$(18,142)		$(56,043)	$584,925

Three Months Ended March 31, 2023
Revenue (As Reported)	$2,281,212	$677,741	$170,118	$(1,681)		$—	$3,127,390
Revenue (Adjustments)	—	(2,831)	—	—		—	(2,831)
Revenue (As Revised)	$2,281,212	$674,910	$170,118	$(1,681)		$—	$3,124,559

AOI (As Reported)	$832	$271,051	$95,531	$(7,939)		$(39,765)	$319,710
AOI (Adjustments)	(5,100)	(6,524)	—	—		—	(11,624)
AOI (As Revised)	$(4,268)	$264,527	$95,531	$(7,939)		$(39,765)	$308,086